Exhibit 99.2

California Water Service Group Second Quarter 2017 Earnings Call Presentation July 27, 2017

Forward-Looking Statements This presentation contains forward-looking statements within the meaning established by the Private Securities Litigation Reform Act of 1995 ("Act"). The forward-looking statements are intended to qualify under provisions of the federal securities laws for "safe harbor" treatment established by the Act. Forward-looking statements are based on currently available information, expectations, estimates, assumptions and projections, and management's judgment about the California drought and its effect on the Company. Words such as would, expects, intends, plans, believes, estimates, assumes, anticipates, projects, predicts, forecasts or variations of such words or similar expressions are intended to identify forward-looking statements. The forward-looking statements are not guarantees of future performance. They are subject to uncertainty and changes in circumstances. Actual results may vary materially from what is contained in a forward-looking statement. Factors that may cause a result different than expected or anticipated include, but are not limited to: governmental and regulatory commissions' decisions; changes in regulatory commissions' policies and procedures; the timeliness of regulatory commissions' actions concerning rate relief; eminent domain actions affecting our water systems; electric power interruptions; the ability to successfully implement conservation measures; changes in customer water use patterns; the impact of weather and climate on water sales and operating results; and other risks and unforeseen events. When considering forward-looking statements, you should keep in mind the cautionary statements included in this paragraph, as well as the annual 10-K, Quarterly 10-Q, and other reports filed from time- to-time with the Securities and Exchange Commission (SEC). The Company assumes no obligation to provide public updates of forward-looking statements. 2

Marty Kropelnicki President & CEO Today’s Participants Tom Smegal Vice President, CFO & Treasurer 3

Presentation Overview Financial Results Financial Highlights Q2 2017 and Year-to-Date EPS Bridge Cost of Capital Application Update Other Commission Notes Activity of Other Regulators 2017 Residual Effects of Drought WRAM Receivable Balances 2011-present Recovery of Drought Expenses Capital Improvement Program Update Cap Ex 2007 Recorded to 2018 Projected Rate Base 2014 recorded to 2019 projected Wrap Up 4

(amounts are in millions, except for EPS) Q2 2016 Q2 2017 Variance Operating Revenue $152.4 $171.1 12.3% Operating Expenses $133.9 $145.9 8.9% Income from Operations $18.5 $25.2 36.3% Other Income $0.6 $1.8 212.8% Net Interest $7.6 $8.5 12.1% Net Income $11.5 $18.5 61.0% EPS $0.24 $0.39 62.5% Financial Results: Second Quarter 5

(amounts are in millions, except for EPS) 6 Months Ended June 30, 2016 6 Months Ended June 30, 2017 Variance Operating Revenue $274.2 $293.2 6.9% Operating Expenses $249.4 $259.9 4.2% Income from Operations $24.8 $33.3 34.3% Other Income $0.8 $3.1 268.0% Net Interest $14.9 $16.7 12.1% Net Income $10.7 $19.7 83.6% EPS $0.22 $0.41 86.4% Financial Results: Year-to-Date 6

Financial Highlights – Second Quarter Quarterly earnings increase of $7.0 million, largely attributable to: Increased revenue of $12.3 million from Cal Water’s GRC rate increases Increased unbilled revenue accrual of $2.5 million Decrease of $1.1 million in incremental drought-related costs Decrease of $1.2 million in maintenance costs Increase in other income of $1.2 million, primarily due to implementation of allowance for equity funds used during construction (equity AFUDC) and unrealized gain on benefit plan investments 7

Financial Highlights – YTD Year-to-date earnings increase of $9.0 million, largely attributable to: Increased revenue of $21.4 million from Cal Water’s GRC rate increases Decrease of $2.9 million in incremental drought-related costs Decrease of $1.2 million in maintenance costs Increase in other income of $2.2 million, primarily due to implementation of equity AFUDC and unrealized gain on benefit plan investments Company- and developer-funded capital investments were $108.7 million 8

EPS Bridge Q2 2016 to Q2 2017 9

EPS Bridge YTD 2016 to YTD 2017 $0.022 10

Notes to Second Quarter EPS Changes Increased rate relief is consistent with the GRC decision Change in unbilled revenue accrual is seasonal and reflects changes due to weather and other factors Increased depreciation is consistent with $229 million additional capital investment placed into service in 2016 California drought response costs were reduced from $1.2 million in the second quarter of 2016 to $0.1 million in the second quarter of 2017 Governor Brown ended the drought state of emergency in April. The California GRC decision authorized the use of equity AFUDC rates for construction financing costs Previously the Company was allowed only interest during construction (IDC) in ratemaking costs. 11

Cal Water filed its cost of capital application on April 2, 2017 Requested 10.75% ROE and 53.4% equity capital structure Currently authorized 9.43% ROE and 53.4% equity Beginning of a process which will set cost of capital for 2018 Ratepayer Advocate testimony scheduled for August with hearings scheduled in September Commission has adopted a schedule allowing for a decision by the end of 2017 See Forward-Looking Statements for factors which could cause actual results to differ materially from expectations presented here. Cost of Capital Update 12

Other Commission Notes California escalation increases of up to $17.2 million for 2018 will be requested in the fourth quarter Increase is subject to an earnings test which reviews capital investment performance Increase will also vary with recorded inflation 2018 rates will also incorporate Sales Reconciliation Mechanism (SRM) adjustments $30 million of aggregate California advice letter revenue will be included in rates after completion of specific projects through 2019 Through the second quarter, the CPUC has approved three advice letter projects totaling $1.3 million annual revenue In May, Cal Water filed an application to incorporate Travis Air Force Base into its California service territory Hawaii Water is on schedule with a $1.5 million rate increase request for its Pukalani sewer service area 13 See Forward-Looking Statements for factors which could cause actual results to differ materially from expectations presented here.

California State Water Resources Control Board (State Board) continues to pursue permanent water use regulations which Cal Water expects will be applied to it by the CPUC The State Board adopted a new water quality standard for 1,2,3 –Trichloropropane (TCP) on July 19 at 5 parts per trillion Cal Water is executing its plan to treat for TCP at 38 affected sites using activated carbon filtration Cal Water plans to invest $20 million in 2017 and $40 million in 2018 (included in its projected CapEx) to meet the new regulation New California legislation requires Cal Water to test for lead at school sites if requested by the school Cal Water is acting aggressively to offer these tests to all schools, not waiting for a request CPUC approved a memorandum account to track costs of offering these tests Activity of Other Regulators 14 See Forward-Looking Statements for factors which could cause actual results to differ materially from expectations presented here.

Cal Water’s decoupling mechanism (WRAM) and drought rate design combined to reduce impact of drought on financials Income statement insulated from most sales changes During the drought, the WRAM receivable balance declined due to drought surcharge In 2017, sales have increased slightly (3.5%) from the drought period but are still much lower than historical averages As a result, WRAM receivable has grown from $37 million in 2016 to $54.8 million at end of the second quarter WRAM balance may continue to grow if water use patterns persist CPUC mechanisms will begin to mitigate the receivable in 2018 CPUC reiterated collectability of WRAM in December 2016 SRM allows Cal Water to adjust rates to reflect lower sales volumes – customer rates will be set to collect more fixed costs in each unit Ongoing WRAM surcharges are updated each Spring to reflect receivable from prior year 2017 Residual Effects of Drought 15 See Forward-Looking Statements for factors which could cause actual results to differ materially from expectations presented here.

Net WRAM Receivable Balance (in millions) California water volumes were 79% of adopted through June 2017 End-of-Year balance except current period 16 See Forward-Looking Statements for factors which could cause actual results to differ materially from expectations presented here.

Recovery of Drought Expenses Expenses to administer drought programs were booked in the period incurred Drought expenses of $0.3 million for 2017, down from $3.2 million in the first half of 2016 Drought costs of $4.4 million expensed in 2014-2015 In December 2016, Cal Water was authorized to recover $2.9 million in incremental drought expenses from customers Drought costs of $4.4 million expensed in 2016 As drought effort has concluded, Cal Water expects to request recovery in 2017 of 2016-2017 incremental drought expenses and accumulated capital additions Will book revenue when authorized for recovery by the CPUC 17 See Forward-Looking Statements for factors which could cause actual results to differ materially from expectations presented here.

Capital Improvement Program Update Company and developer-funded capital expenditure (CapEx) is $108.7 million on a year-to-date basis The Company still on target to complete $200-$220 million of CapEx for the year 2019 through 2021 CapEx will be projected once the next California GRC is filed in July 2018 18 See Forward-Looking Statements for factors which could cause actual results to differ materially from expectations presented here.

Capital Investment History and Projection (in millions) *2017-2018 amounts are based upon Company projections including 2015 California Rate Case decision CAGR = 13.0% (2007-2016) See Forward-Looking Statements for factors which could cause actual results to differ materially from expectations presented here. 19

Regulated Rate Base of CWT Regulated Rate Base of CWT (in millions) See Forward-Looking Statements for factors which could cause actual results to differ materially from expectations presented here. *Includes estimated cumulative additions in 2017-2019 of $28M, $96M, and $197M for advice letters. 20

Wrap Up Solid quarter and year-to-date results reflect recent rate relief and absence of drought conditions in California Company continues to execute its operational and capital plans Major initiatives for the second half of 2017 include completing the cost of capital proceeding, complying with the new California TCP regulation, and preparing for next year’s California GRC filing 21

Discussion